Transparent Value Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Important Notice Regarding Proposed Fund Reorganization

Supplement Dated May 30, 2024 to the currently effective Transparent Value Trust Summary Prospectuses, Prospectus and Statement of Additional Information dated January 31, 2024, as supplemented from time to time, for Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Value Fund and Guggenheim Directional Allocation Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”)

This supplement provides updated information beyond that contained in the Summary Prospectuses, Prospectus and Statement of Additional Information and should be read in conjunction with the foregoing documents.

On May 24, 2024, the Board of Trustees of Transparent Value Trust (the “Board”) approved Agreements and Plans of Reorganization (the “Plans of Reorganization”) providing for the reorganization of each series (fund) of Transparent Value Trust identified below, into the series of New Age Alpha Funds Trust identified below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) (each, a “Reorganization” and collectively, the “Reorganizations”), subject to shareholder approval. Upon completion of a Reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund and will own a corresponding class of shares of the Acquiring Fund equal in value to the shares of the Acquired Fund immediately prior to the Reorganization.

Acquired Fund	Acquiring Fund
Guggenheim RBP® Large-Cap Defensive Fund	New Age Alpha Large Cap Value Fund*
Guggenheim RBP® Dividend Fund
Guggenheim RBP® Large-Cap Value Fund
Guggenheim Directional Allocation Fund	New Age Alpha Allocation Fund

*

The Reorganization would also include the Guggenheim Large Cap Value Fund, a series of Guggenheim Funds Trust, which is part of the Guggenheim Family of Funds, if approved by shareholders of the Guggenheim Large Cap Value Fund.

If approved by shareholders, each proposed Reorganization is expected to occur on or about October 25, 2024, or any such other date as the parties may agree.

Proxy Statement/Prospectus. Shareholders of each Acquired Fund as of August 19, 2024 (the “Record Date”) will receive a Proxy Statement/Prospectus seeking their approval of the Plan of Reorganization relating to their Acquired Fund. More information on the specific details of and reasons for the proposed Reorganizations will be contained in the Proxy Statement/Prospectus. The Proxy Statement/Prospectus will also describe the similarities and differences between each Acquired Fund and its corresponding Acquiring Fund, as well as the anticipated repositioning of certain Acquired Funds’ holdings and resulting tax implications to those Acquired Funds and their shareholders. The investment manager for the Acquiring Funds is New Age Alpha Advisors, LLC. The Proxy Statements/Prospectuses are anticipated to be mailed to shareholders of record in September 2024. At a special meeting of shareholders to be held on or about

October 24, 2024, the shareholders of each Acquired Fund will be asked to approve the corresponding Reorganization.

Plan of Reorganization. Each Plan of Reorganization provides for: (i) the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund, in exchange solely for shares of equal aggregate value of the corresponding class of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the liabilities of the corresponding Acquired Fund; (iii) the distribution, after the consummation of the Reorganization, of Acquiring Fund shares to Acquired Fund shareholders; and (iv) the termination, dissolution and liquidation of the Acquired Fund, all upon the terms and conditions set forth in the Plan of Reorganization. Each Reorganization should be tax-free for federal income tax purposes.

The dates set forth in this supplement may be changed without notice by the officers of Transparent Value Trust.

Please retain this supplement for future reference.

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